UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Annual Report

to Shareholders

DWS Managed Municipal Bond Fund

(On August 11, 2014, DWS Managed Municipal Bond Fund will be renamed Deutsche Managed Municipal Bond Fund.)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
46 Statement of Assets and Liabilities
48 Statement of Operations
49 Statement of Cash Flows
50 Statement of Changes in Net Assets
51 Financial Highlights
56 Notes to Financial Statements
67 Report of Independent Registered Public Accounting Firm
68 Information About Your Fund's Expenses
69 Tax Information
70 Advisory Agreement Board Considerations and Fee Evaluation
75 Board Members and Officers
80 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

DWS Managed Municipal Bond Fund posted a return of 3.08% over the 12 months ended May 31, 2014, while the overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.05% for the same period. The average fund in the Morningstar Muni National Long category returned 1.99% for the 12 months.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund’s objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds as well as characteristics specific to securities such as coupons, maturity dates and call dates, and supply and demand of the municipal market. Finally, the managers may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk. Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Throughout the period, market interest rates reacted strongly to expectations regarding the economy and the potential for the U.S. Federal Reserve Board (the Fed) to begin unwinding its extremely accommodative monetary policy. Early in the period, municipal bond funds began to experience significant outflows as investors found the historically low yields on offer unappealing and sought to minimize exposure to rising interest rates. The negative sentiment intensified on comments from the Fed chair to the effect that the economy had stabilized sufficiently to consider a tapering of long-term bond purchases under its quantitative easing program. Overall bond market sentiment would soon stabilize to a degree on weaker data, including a downward revision in GDP growth that suggested the Fed had ample justification to keep its foot on the monetary pedal. This "stop and go" dynamic with respect to expectations for the Fed would repeat itself throughout much of the 12 months.

Municipal market sentiment was negatively impacted by Detroit’s July 2013 filing for bankruptcy and ongoing headline concerns over Puerto Rico’s economic and fiscal outlook. Treasury rates generally trended upward in the latter part of 2013, putting further pressure on all fixed-income prices, including those for municipals.

As the period progressed, municipals would find some support as favorable yields relative to Treasuries drew demand from both retail investors and from institutional investors traditionally more focused on the taxable market. Municipal prices were also supported to a degree by a drop-off in new issuance. Entering 2014, markets appeared to become more comfortable with the likely pace of Fed tightening and bond market rates generally began to drift downward. At the same time, the trend of strong outflows from tax-free mutual funds eased. The result was a strong recovery in municipals over the first few months of 2014 and meaningful positive returns for the full 12 months ended May 31, 2014.

Throughout the period ended May 31, 2014, the Fed kept short-term rates anchored near zero. While municipal yields rose sharply in the middle part of the period (the 30-year AAA reached a high of 4.51% in September of 2013), they essentially conducted a round trip over the full 12 months. Along the municipal yield curve, the two-year bond yield started and finished the period at 0.29%, while the 10-year yield rose from 2.09% to 2.16%, the 20-year from 2.90% to 3.00%, and the 30-year from 3.24% to 3.26%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, the story with municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — was mixed, with issues rated BBB and below lagging in large part due to Puerto Rico, while spreads tightened for many issues in the A-quality range.

Municipal Bond Yield Curve (as of 5/31/14 and 5/31/13)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

With a relatively steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure was a drag on relative performance for much of the period as the curve steepened further driven by rising yields among issues on the longer end. This lost ground was regained as yields declined over the first several months of 2014.

"Entering 2014, markets appeared to become more comfortable with the likely pace of Fed tightening."

With credit spreads at generally attractive levels, we have maintained significant exposure to issues in the single A-quality range. This helped performance relative to the benchmark as credit spreads narrowed and prices rose for many of these issues. In particular, our holdings of transportation and airport bonds as well as health-care-related issues with attractive yields performed well as the municipal market snapped back in 2014. In addition, the fund had a significant position in California bonds, which outperformed the broader market as sentiment with respect to the state’s overall budgetary balance continued to mend. Finally, our relatively light exposure to Puerto Rico was helpful as well.

Outlook and Positioning

Municipal yields, while reasonably attractive relative to U.S. Treasuries, ended the period at relatively low levels by recent historical standards. At the end of May 2014, the 10-year municipal bond yield of 2.16% was 87% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.26% was 98% of the comparable U.S. Treasury yield.

Given a relatively steep curve, longer-term issues continue to carry a substantial yield advantage. We are focusing purchases on bonds with maturities in the 20-to-25-year range, while seeking exposure to premium coupon issues that can provide a degree of protection against rising interest rates.

Municipal market credit sentiment appears to have stabilized following the negative headlines of 2013. With respect to the fund’s credit exposure, we continue to see the most attractive opportunities among bonds in the A-quality range, while viewing spreads for issues rated BBB as relatively tight. As always, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset & Wealth Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Michael J. Generazo, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Long category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds spread their assets across many states and sectors and focus on bond durations of seven years or more.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope that consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Performance Summary May 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	3.08%	5.98%	4.98%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.25%	5.39%	4.69%
Barclays Municipal Bond Index†	3.05%	5.59%	5.00%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	2.25%	5.11%	4.15%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–0.72%	4.95%	4.15%
Barclays Municipal Bond Index†	3.05%	5.59%	5.00%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	2.28%	5.17%	4.19%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.28%	5.17%	4.19%
Barclays Municipal Bond Index†	3.05%	5.59%	5.00%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	3.29%	6.18%	5.20%
Barclays Municipal Bond Index†	3.05%	5.59%	5.00%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	3.31%	6.24%	5.24%
Barclays Municipal Bond Index†	3.05%	5.59%	5.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 31, 2013 are 0.80%, 1.63%, 1.58%, 0.62% and 0.57% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/14	$9.30	$9.30	$9.30	$9.31	$9.30
5/31/13	$9.40	$9.40	$9.40	$9.41	$9.40
Distribution Information as of 5/31/14
Income Dividends, Twelve Months	$.37	$.30	$.30	$.39	$.39
May Income Dividend	$.0308	$.0244	$.0250	$.0323	$.0331
SEC 30-day Yield‡‡	2.25%	1.50%	1.58%	2.49%	2.58%
Tax Equivalent Yield‡‡	3.98%	2.65%	2.79%	4.40%	4.56%
Current Annualized Distribution Rate‡‡	3.97%	3.15%	3.23%	4.16%	4.27%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.48% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 43.4%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.15% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2014
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.0%
Alabama 0.8%
Alabama, State Public School & College Authority, Capital Improvement, 5.0%, 12/1/2023	35,000,000	39,555,250
Alaska 0.2%
Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	12,317,580
Arizona 1.6%
Arizona, Salt River Pima-Maricopa Indian Community, 0.06%**, 10/1/2025, LOC: Bank of America NA	3,350,000	3,350,000
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032, GTY: Citibank NA	1,600,000	1,785,472
5.0%, 12/1/2037, GTY: Citibank NA	8,405,000	9,362,918
Arizona, State Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	12,934,320
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	6,250,000	7,401,688
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	22,775,000	24,000,067
Series A, 5.25%, 7/1/2033	20,885,000	22,962,223
		81,796,688
Arkansas 0.1%
North Little Rock, AR, Electric Revenue, Series A, ETM, 6.5%, 7/1/2015, INS: NATL	5,730,000	5,926,367
California 15.8%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	445,000	507,540
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	250,000	294,052
Beaumont, CA, Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.04%**, 9/1/2041, LOC: Union Bank of California NA	765,000	765,000
California, Bay Area Toll Authority, Toll Bridge Revenue, Series B2, 0.04%**, 4/1/2047, LOC: JPMorgan Chase Bank NA	2,440,000	2,440,000
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F, Prerefunded, 5.0%, 4/1/2031	10,700,000	11,634,538
Series F-1, 5.5%, 4/1/2043	13,000,000	14,556,230
Series F-1, 5.625%, 4/1/2044	11,500,000	13,109,080
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,737,718
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045, INS: AGC	10,275,000	10,519,031
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,763,500
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	11,367,200
Series A, 6.0%, 7/1/2039	7,500,000	8,394,225
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, Prerefunded, 6.25%, 2/1/2039	7,800,000	8,118,552
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	15,315,000	20,820,130
California, State General Obligation:
5.0%, 2/1/2032	35,000,000	39,189,850
5.0%, 9/1/2032	10,000,000	10,803,500
5.0%, 2/1/2033	8,000,000	8,900,240
5.25%, 4/1/2035	15,340,000	17,475,175
6.0%, 4/1/2038	22,915,000	27,078,885
6.25%, 11/1/2034	20,655,000	25,314,561
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	25,000,000	28,165,000
5.0%, 12/1/2031, INS: NATL	15,000	15,059
5.25%, 9/1/2026	18,765,000	22,339,170
5.25%, 9/1/2030	5,000,000	5,779,250
5.25%, 10/1/2032	25,000,000	28,598,750
6.0%, 11/1/2039	50,000,000	60,123,000
6.5%, 4/1/2033	58,440,000	71,636,921
California, State Health Facilities Financing Authority Revenue, St. Joseph Health Systems, Series A, 0.04%**, 7/1/2041, LOC: Union Bank NA	1,300,000	1,300,000
California, State Public Works Board Lease Revenue, Series A, 5.0%, 9/1/2039	25,000,000	27,649,500
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	12,055,300
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,393,520
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,275,791
Series A, 5.5%, 6/1/2022	1,400,000	1,400,210
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.0%, 6/1/2025	2,500,000	2,508,775
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	11,464,400
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation, Series A, 5.0%, 4/1/2042	5,295,000	5,736,815
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037, INS: AMBAC	13,085,000	14,544,501
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	10,000,000	9,991,500
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,925,650
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	21,279,707
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	12,000,000	13,882,080
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,702,600
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	27,466,000
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014, INS: NATL	4,235,000	4,231,527
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014, INS: AMBAC	2,000,000	2,030,200
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	17,557,760
Series B, 5.25%, 7/1/2039	12,000,000	13,168,320
Rancho, CA, Water District Community Facilities District No. 89-5, Special Tax, 0.03%**, 9/1/2028, LOC: Wells Fargo Bank NA	460,000	460,000
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015, INS: NATL	1,000,000	993,940
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	10,455,000	11,951,006
Series U, 5.0%, 8/15/2028, INS: AGMC	8,175,000	9,293,830
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2034	7,000,000	7,513,310
Series B, AMT, 5.0%, 7/1/2043	12,500,000	13,463,750
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,783,800
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	6,100,000	6,779,601
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014, INS: NATL	1,000,000	999,790
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 32-G, 5.0%, 5/1/2026, INS: NATL	8,565,000	9,287,886
Series F, 5.0%, 5/1/2035	27,500,000	29,603,750
Series E, 6.0%, 5/1/2039	35,000,000	41,598,200
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,999,779
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	10,647,700
West Hills, CA, Community College District, 0.04%**, 7/1/2033, LOC: Union Bank of California NA	5,370,000	5,370,000
		828,756,655
Colorado 5.5%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016, INS: NATL	5,000,000	4,804,100
Series A-1, 5.5%, 9/1/2024, INS: NATL	4,000,000	4,213,040
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	15,000,000	15,103,500
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	39,705,900
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2032	8,630,000	9,582,752
Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	16,250,000	18,898,425
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014, INS: NATL	6,380,000	6,368,006
Series B, Zero Coupon, 9/1/2015, INS: NATL	17,120,000	16,821,941
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	7,457,520
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	18,526,410
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	31,702,440
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	5,858,650
Series A, 5.75%, 9/1/2014, INS: NATL	14,700,000	14,883,897
Denver City & County, CO, Airport Revenue:
Series A, AMT, 5.5%, 11/15/2028	15,000,000	17,118,750
Series A, AMT, 5.5%, 11/15/2029	14,705,000	16,706,645
Series A, AMT, 5.5%, 11/15/2030	15,080,000	17,055,781
Series A, AMT, 5.5%, 11/15/2031	5,000,000	5,612,950
University of Colorado, Enterprise Revenue, 5.25%, 6/1/2036	11,500,000	13,018,575
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	26,010,000	27,649,410
		291,088,692
Connecticut 1.1%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	15,201,550
Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, 5.0%, 7/1/2041	20,000,000	21,273,600
Connecticut, State Health & Educational Facilities Authority Revenue, Stamford Hospital, Series J, 5.125%, 7/1/2035	18,000,000	19,581,120
		56,056,270
District of Columbia 0.9%
District of Columbia, Income Tax Secured Revenue, Series G, 5.0%, 12/1/2036	27,475,000	30,918,167
District of Columbia, National Public Radio Revenue, Series A, 5.0%, 4/1/2035	5,000,000	5,353,050
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	5,000,000	6,179,050
Metropolitan Washington, DC, Airports Authority System Revenue, Series A, AMT, 5.0%, 10/1/2044 (a)	2,390,000	2,597,500
		45,047,767
Florida 6.2%
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	39,000,000	42,300,570
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,178,500
Florida, Jacksonville Electric Authority, Water & Sewer Revenue, Series A, 5.0%, 10/1/2032	5,000,000	5,590,800
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	1,250,000	1,411,775
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,834,220
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	1,000,000	1,175,080
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,917,650
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	1,077,760
Series A, 5.0%, 10/1/2040	1,000,000	1,067,830
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016, INS: FGIC	1,350,000	1,335,109
Miami-Dade County, FL, Aviation Revenue:
Series A, AMT, 5.0%, 10/1/2030	7,355,000	8,065,567
Series A, AMT, 5.0%, 10/1/2031	3,495,000	3,801,197
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	16,122,450
Series A, 5.5%, 10/1/2041	30,000,000	33,361,800
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022, INS: AGMC	20,000,000	22,559,000
Series A-1, 5.375%, 10/1/2035	1,000,000	1,144,140
Series A-1, 5.375%, 10/1/2041	19,290,000	21,825,670
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	7,286,585
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	16,500,000	18,053,145
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	19,362,662
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	10,706,200
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016, INS: NATL	1,100,000	1,169,465
Series 2006-A, ETM, 6.25%, 10/1/2016, INS: NATL	70,000	75,758
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029, INS: AGMC	6,500,000	7,303,075
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	589,075
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	7,161,840
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016, INS: NATL	2,830,000	3,062,796
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	16,215,000	17,523,550
Series A, 5.0%, 7/1/2040	11,895,000	12,727,055
Palm Beach County, FL, Airport Systems Revenue, 5.75%, 10/1/2014, INS: NATL	755,000	768,794
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015, INS: NATL	110,000	117,268
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	2,600,000	2,889,250
5.25%, 9/1/2035, INS: AGC	3,000,000	3,380,040
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	12,500,000	14,168,500
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016, INS: AMBAC	1,005,000	1,117,681
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	2,075,000	2,310,097
Tampa, FL, Utility Tax Revenue:
Zero Coupon, 10/1/2014, INS: AMBAC	375,000	374,558
ETM, Zero Coupon, 10/1/2014, INS: AMBAC	2,790,000	2,788,633
Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	24,430,000	26,551,257
		326,256,402
Georgia 5.4%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	2,470,000	2,637,688
Series B, 5.0%, 1/1/2037	720,000	787,622
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,531,950
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019, INS: NATL	13,000,000	15,602,340
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.25%, 11/1/2028	5,000,000	5,887,850
Series B, 5.375%, 11/1/2039, INS: AGMC	40,000,000	43,754,800
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	11,112,500
Series B, 5.5%, 1/1/2033	4,000,000	4,286,120
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	2,180,000	2,457,143
Series A, 5.25%, 10/1/2033	3,635,000	4,097,118
Series A, 5.25%, 10/1/2036	11,115,000	12,481,812
Series A, 5.25%, 10/1/2041	29,000,000	32,446,070
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	8,225,000	8,736,184
Series A, 5.5%, 2/15/2045	20,000,000	21,316,600
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co.	17,440,000	19,539,079
Series B, 5.0%, 3/15/2019, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,593,600
Series A, 5.0%, 3/15/2020, GTY: JPMorgan Chase & Co.	2,700,000	3,041,577
Series B, 5.0%, 3/15/2020, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,602,600
Series A, 5.0%, 3/15/2022, GTY: JPMorgan Chase & Co.	17,340,000	19,823,608
Series A, 5.5%, 9/15/2023, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,825,950
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	4,635,000	5,447,608
Series A, 5.5%, 9/15/2027, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,990,400
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,016,450
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	18,700,000	21,085,933
Georgia, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018, INS: NATL	6,065,000	6,631,835
Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2039	5,695,000	6,211,081
		281,945,518
Guam 0.0%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,346,618
Hawaii 0.7%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	16,800,000	18,041,520
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	6,000,000	6,727,860
Honolulu City & County, HI, Wastewater Systems Revenue, Series A, 5.25%, 7/1/2036	10,285,000	11,580,807
		36,350,187
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	11,352,509
Illinois 8.2%
Chicago, IL, Airport Revenue, O'Hare International Airport, Third Lien:
Series A, 5.75%, 1/1/2039	13,650,000	15,455,076
Series B, 6.0%, 1/1/2041	25,000,000	28,734,250
Chicago, IL, Core City General Obligation, Zero Coupon, 1/1/2017, INS: NATL	20,000,000	19,153,200
Chicago, IL, General Obligation:
Series B, ETM, 5.125%, 1/1/2015, INS: AMBAC	1,010,000	1,039,088
Series A, 5.25%, 1/1/2035	10,125,000	10,532,835
Chicago, IL, O'Hare International Airport Revenue, Series C, 6.5%, 1/1/2041	26,700,000	31,537,773
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016, INS: NATL	11,025,000	11,881,973
Series A, 6.0%, 1/1/2020, INS: NATL	46,340,000	52,290,519
Series A, 6.25%, 1/1/2015, INS: NATL	7,845,000	8,109,220
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	4,784,804
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	11,275,200
Cook County, IL, County General Obligation, 6.5%, 11/15/2014, INS: NATL	18,560,000	19,082,278
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	3,155,000	3,414,026
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	5,500,000	5,994,450
Series A, 5.5%, 4/1/2044	5,500,000	6,092,240
Series D, 6.5%, 11/1/2038	4,085,000	4,765,479
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	8,000,000	8,636,640
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	12,978,218
5.5%, 4/1/2039	4,800,000	5,126,544
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	25,087,148
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015, INS: NATL	3,300,000	3,283,797
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority, Series A, 6.25%, 1/1/2015, INS: AMBAC	2,600,000	2,668,276
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion:
Series A, Zero Coupon, 6/15/2016, INS: FGIC, NATL	7,035,000	6,897,817
Series A, ETM, Zero Coupon, 6/15/2016, INS: FGIC, NATL	2,965,000	2,942,822
Illinois, Metropolitan Pier & Exposition Authority, Special Assessment Revenue, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	6,118,742
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023, INS: NATL	3,500,000	3,889,375
Series A, 5.25%, 2/1/2024, INS: NATL	2,500,000	2,772,525
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	17,315,000	20,305,474
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	9,086,770
Series A, 6.7%, 11/1/2021, INS: NATL	21,890,000	25,749,426
Illinois, Sales & Special Tax Revenue, 6.25%, 12/15/2020, INS: AMBAC	5,745,000	6,420,095
Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, 5.0%, 11/15/2032	2,435,000	2,677,307
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	13,155,000	13,933,513
Illinois, State General Obligation, 5.5%, 7/1/2038	3,205,000	3,513,097
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	2,235,742
Lake County, IL, Higher Education Revenue, District No. 117, Series B, Zero Coupon, 12/1/2014, INS: NATL	5,985,000	5,966,566
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	5,000,000	5,528,400
Will County, IL, County General Obligation, Series B, Zero Coupon, 12/1/2014, INS: NATL	10,255,000	10,238,592
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015, INS: AGMC	8,000,000	7,965,840
		428,165,137
Indiana 1.4%
Indiana, Electric Revenue, Municipal Power Agency, Series B, 5.5%, 1/1/2016, INS: NATL	6,165,000	6,372,329
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	5,931,186
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
ETM, 6.0%, 7/1/2014, INS: NATL	1,720,000	1,728,150
ETM, 6.0%, 7/1/2015, INS: NATL	1,825,000	1,933,307
6.0%, 7/1/2016, INS: NATL	465,000	504,804
ETM, 6.0%, 7/1/2016, INS: NATL	1,470,000	1,644,283
6.0%, 7/1/2017, INS: NATL	490,000	544,939
ETM, 6.0%, 7/1/2017, INS: NATL	1,560,000	1,819,537
6.0%, 7/1/2018, INS: NATL	520,000	588,318
ETM, 6.0%, 7/1/2018, INS: NATL	1,655,000	1,991,759
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	17,395,000	18,377,296
Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	8,950,640
Indiana, State Health Facility Financing Authority, Community Hospital Project, Series A, 0.05%**, 7/1/2028, LOC: Wells Fargo Bank NA	12,500,000	12,500,000
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	700,000	721,273
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	11,104,800
		74,712,621
Kansas 0.5%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, 5.5%, 11/1/2017	1,000,000	1,163,290
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health System:
Series A, 5.0%, 11/15/2032	13,000,000	14,474,200
Series A, 5.0%, 11/15/2034	4,965,000	5,487,417
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, Prerefunded, 5.0%, 11/15/2034	3,590,000	4,289,296
		25,414,203
Kentucky 1.0%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	12,354,870
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,762,485
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	15,357,450
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives, Series A, 5.0%, 12/1/2035	20,770,000	22,491,002
		54,965,807
Louisiana 0.6%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, 5.25%, 2/1/2039	10,000,000	11,137,800
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,299,750
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	12,568,680
		29,006,230
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	10,303,402
Maryland 0.5%
Baltimore, MD, Project Revenue, Waste Water Projects, Series A, 5.0%, 7/1/2038	11,000,000	12,414,820
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2016	860,000	429,725
Series A, 5.0%, 12/1/2031	20,000,000	9,993,600
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	3,400,000	4,102,372
		26,940,517
Massachusetts 3.5%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	3,610,000	3,821,690
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,210,000	4,211,558
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	27,680,000	27,660,347
Massachusetts, State College Building Authority Revenue:
Series B, 5.0%, 5/1/2037	4,500,000	5,001,030
Series B, 5.0%, 5/1/2043	4,125,000	4,560,146
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	31,209,408
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	314,524	1,415
Series A-2, 5.5%, 11/15/2046	63,235	45,688
Series A-1, 6.25%, 11/15/2031	1,182,967	1,041,319
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	13,680,000	15,061,270
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	11,452,860
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	15,517,081
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2015, INS: AMBAC	3,000,000	3,001,560
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	3,000,000	3,003,240
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	12,000,000	13,860,720
Massachusetts, State Water Resource Authority:
Series B, 5.0%, 8/1/2041	5,500,000	6,183,870
Series J, 5.5%, 8/1/2021, INS: AGMC	5,685,000	7,098,120
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020, INS: AGMC	14,315,000	17,630,068
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019 (b)	11,895,000	13,527,232
		183,888,622
Michigan 1.8%
Detroit, MI, Sewer Disposal Revenue, Series B, 7.5%, 7/1/2033, INS: AGMC	10,000,000	10,988,600
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015, INS: NATL	8,710,000	8,228,947
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	11,410,000	11,387,636
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	9,755,000	10,763,862
Series I, 6.0%, 10/15/2038	9,000,000	10,369,350
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,522,550
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, 6.125%, 6/1/2039	4,000,000	4,520,160
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	11,779,300
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/2039	7,200,000	9,389,304
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, 5.0%, 12/1/2037	9,255,000	9,803,544
		95,753,253
Minnesota 0.5%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	7,653,360
Minnesota, State Housing Finance Agency, Residential Housing Finance, Series C, AMT, 0.07%**, 7/1/2048, LIQ: Federal Home Loan Bank	8,000,000	8,000,000
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,748,907
Series A, ETM, 5.75%, 7/1/2018 (b)	6,760,000	8,061,841
		27,464,108
Mississippi 0.7%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series C, 5.25%, 8/1/2027	13,890,000	15,621,111
Mississippi, State Business Finance Commission, Gulf Opportunity Zone, Chevron U.S.A., Inc.:
Series A, 0.05%**, 12/1/2030, GTY: Chevron Corp.	3,200,000	3,200,000
Series B, 0.05%**, 12/1/2030, GTY: Chevron Corp.	5,000,000	5,000,000
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	5,258,250
Series A, 6.5%, 9/1/2032	7,420,000	8,285,765
		37,365,126
Missouri 0.6%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,335,308
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center, Series A, 5.0%, 6/1/2033	11,075,000	12,016,486
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	8,364,836
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016, INS: AMBAC	6,895,000	6,574,176
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015, INS: AMBAC	4,200,000	4,099,914
		33,390,720
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	1,123,800
Series A, 5.5%, 2/1/2035	1,000,000	1,123,800
Series A, 5.5%, 2/1/2039	1,000,000	1,123,800
		3,371,400
Nevada 0.3%
Clark County, NV, Airport Revenue:
Series D-2B, 0.05%**, 7/1/2040, LOC: Royal Bank of Canada	10,000,000	10,000,000
Series B, 5.125%, 7/1/2036	5,000,000	5,426,050
		15,426,050
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	11,409,700
New Jersey 2.9%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
Prerefunded, 5.5%, 6/15/2031	3,000,000	3,006,690
Prerefunded, 5.75%, 6/15/2034	2,455,000	2,460,745
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,213,114
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	8,935,573
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, Prerefunded, 5.8%, 11/1/2023, INS: AGMC	5,000,000	5,398,750
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,000,440
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	1,050,000	1,139,995
New Jersey, State Economic Development Authority Revenue, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.0%, 1/1/2031, INS: AGMC	4,000,000	4,342,320
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020, INS: AMBAC	11,000,000	13,321,770
New Jersey, State Transportation Trust Fund Authority Program, Series AA, 5.25%, 6/15/2033	5,000,000	5,650,350
New Jersey, State Transportation Trust Fund Authority, Transportation Program:
Series AA, 5.0%, 6/15/2032	12,925,000	14,126,637
Series AA, 5.5%, 6/15/2039	5,770,000	6,573,761
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	15,940,000	17,578,473
Series B, 5.5%, 6/15/2031	17,300,000	19,843,446
Series A, 6.0%, 6/15/2035	6,000,000	7,254,240
Series A, 6.0%, 12/15/2038	11,075,000	13,099,953
Series A, Prerefunded, 6.0%, 12/15/2038	5,925,000	7,244,379
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035	6,025,000	6,628,705
Series E, 5.25%, 1/1/2040	5,250,000	5,824,927
Series C, 6.5%, 1/1/2016, INS: AMBAC	785,000	860,172
Series C, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	466,913
Series C-2005, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	466,914
		152,438,267
New York 6.0%
Long Island, NY, Power Authority, Series 3A, 0.07%**, 5/1/2033, LOC: JPMorgan Chase Bank NA	1,500,000	1,500,000
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	4,640,000	5,128,639
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014, INS: FGIC	1,095,000	1,099,358
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2027, INS: AGMC	16,500,000	19,005,525
Series D, 5.0%, 11/15/2038	13,635,000	14,952,959
Series B, 5.25%, 11/15/2044	25,000,000	28,036,750
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.03%**, 11/1/2031, LOC: Morgan Stanley Bank	5,580,000	5,580,000
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,756,530
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,376,920
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,189,968
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2035	9,305,000	10,452,121
Series F, 5.0%, 2/15/2035	5,000,000	5,578,600
Series A, 5.0%, 3/15/2038 (b)	8,750,000	9,863,700
Series C, 5.0%, 3/15/2041	10,000,000	10,946,700
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	1,635,000	1,697,653
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	45,000,000	49,662,000
New York, State Thruway Authority, Second Generation Highway & Bridge Trust Funding Authority:
Series A, 5.0%, 4/1/2031	5,250,000	5,890,500
Series A, 5.0%, 4/1/2032	4,000,000	4,473,320
New York, Utility Debt Securitization Authority, Restructuring Revenue:
Series TE, 5.0%, 12/15/2034	3,200,000	3,700,288
Series TE, 5.0%, 12/15/2035	4,000,000	4,607,480
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	1,260,000	1,263,578
New York City, NY, Housing Development Corp., 1090 Franklin Avenue Associates LLC, Series A, AMT, 0.08%**, 12/1/2037, LOC: Citibank NA	2,320,000	2,320,000
New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, 201 Pearl Street Development, Series A, 0.05%**, 10/15/2041, LIQ: Fannie Mae	700,000	700,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue:
Series DD, 5.0%, 6/15/2035	12,000,000	13,478,640
Series FF-2, 5.0%, 6/15/2040	2,270,000	2,493,867
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution, Series EE, 5.375%, 6/15/2043	11,250,000	12,955,275
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series D-1, 5.0%, 2/1/2038	17,655,000	19,895,596
Series D-1, 5.0%, 11/1/2038	10,000,000	11,113,900
New York, NY, General Obligation:
Series D-1, 5.0%, 10/1/2033	25,000,000	28,026,500
Series D-1, 5.0%, 10/1/2034	5,000,000	5,588,300
Series I-1, 5.375%, 4/1/2036	7,000,000	8,055,110
New York, NY, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2038	12,375,000	13,746,521
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,144,420
		312,280,718
North Carolina 1.8%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,687,170
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, Series A, 5.0%, 1/15/2039	28,015,000	30,671,382
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018, INS: AMBAC	8,775,000	10,308,168
Series B, 6.0%, 1/1/2022, INS: NATL	18,775,000	23,400,034
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	17,000,000	19,717,790
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	5,410,000	6,025,766
		91,810,310
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	10,977,452
Ohio 2.3%
Avon, OH, School District General Obligation, 6.5%, 12/1/2015, INS: AMBAC	655,000	695,505
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015, INS: NATL	845,000	894,373
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,091,840
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	625,000	625,763
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	410,000	456,010
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: NATL	265,000	292,626
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	17,250,281
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014, INS: AMBAC	570,000	567,726
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	7,253,520
Ohio, Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, 5.0%, 11/15/2038	15,645,000	16,812,899
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	13,090,000	14,008,394
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,019,750
Series B, 6.5%, 10/1/2020	2,250,000	2,635,088
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	420,000	478,859
Ohio, State Air Quality Development Authority, State Valley Electric Corp., Series A, 0.05%**, 2/1/2026, LOC: Bank of Nova Scotia	2,000,000	2,000,000
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	8,045,925
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,390,760
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	15,210,104
Ohio, State Turnpike Commission, Infrastructure Projects:
Series A-1, 5.25%, 2/15/2030	4,620,000	5,298,724
Series A-1, 5.25%, 2/15/2031	9,375,000	10,698,844
Series A-1, 5.25%, 2/15/2032	7,500,000	8,522,700
Wayne, OH, School District General Obligation, 6.6%, 12/1/2016, INS: AMBAC	140,000	152,167
		118,401,858
Oklahoma 0.6%
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	9,712,526
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL, LOC: State Street Bank & Trust Co.	21,370,000	24,228,238
		33,940,764
Pennsylvania 2.2%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	13,498,138
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014, INS: NATL	190,000	193,479
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017, INS: NATL	3,700,000	3,570,907
Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, 5.375%, 12/1/2041	12,550,000	14,033,912
Pennsylvania, Commonwealth Financing Authority Revenue:
Series B, 5.0%, 6/1/2036	5,475,000	5,895,370
Series B, 5.0%, 6/1/2042	13,975,000	14,938,856
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,657,380
Pennsylvania, State Turnpike Commission Revenue, Series B, 5.75%, 6/1/2039	32,000,000	36,170,240
Pennsylvania, State Turnpike Commission Revenue, Motor License Fund, Series A, 6.0%, 12/1/2036	3,000,000	3,511,710
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014, INS: NATL	405,000	412,630
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,501,331
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,250,320
Series A, 5.25%, 1/1/2036	2,500,000	2,687,650
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014, INS: AMBAC	285,000	288,608
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014, INS: FGIC	20,000	20,325
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	5,946,036
		114,576,892
Puerto Rico 1.4%
Puerto Rico, Electric Power Authority Revenue, Series A, 6.75%, 7/1/2036	20,045,000	13,881,564
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Control Facilities, Bristol-Myers Squibb Project, AMT, 0.18%**, 12/1/2030	6,500,000	6,500,000
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series C, 5.25%, 8/1/2041	6,705,000	5,334,230
Series A, 5.5%, 8/1/2042	5,955,000	4,849,573
Series A, 6.0%, 8/1/2042	13,650,000	11,874,408
Series A, 6.375%, 8/1/2039	35,000,000	31,924,900
		74,364,675
Rhode Island 0.7%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039	13,000,000	14,388,140
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	11,670,700
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015, INS: NATL	4,865,000	4,976,409
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	7,750,310
		38,785,559
South Carolina 1.7%
Charleston County, SC, Airport District System Revenue, Series A, AMT, 5.75%, 7/1/2030	5,880,000	6,819,977
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	8,087,850
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	1,910,000	2,065,512
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Series A, ETM, 6.5%, 1/1/2016, INS: FGIC	430,000	471,826
6.75%, 1/1/2019, INS: NATL	2,065,000	2,532,908
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,825,321
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	11,069,018
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	10,642,500
Series A, 5.375%, 1/1/2028	2,500,000	2,864,975
Series A, 5.75%, 12/1/2043	35,555,000	41,833,302
		88,213,189
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,229,320
Tennessee 0.8%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	3,240,330
5.625%, 4/1/2038	4,550,000	4,914,410
5.75%, 4/1/2041	8,675,000	9,411,681
Shelby County, TN, General Obligation:
Zero Coupon, 8/1/2014	4,920,000	4,918,622
ETM, Zero Coupon, 8/1/2014	45,000	44,990
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	10,408,400
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019, GTY: The Goldman Sachs Group, Inc.	7,000,000	7,986,230
Series A, 5.25%, 9/1/2021, GTY: The Goldman Sachs Group, Inc.	2,000,000	2,287,060
		43,211,723
Texas 10.2%
Austin, TX, Electric Utility Systems Revenue, 5.0%, 11/15/2037	7,080,000	7,859,791
Dallas, TX, Waterworks & Sewer Systems Revenue, 5.0%, 10/1/2037	4,600,000	5,105,034
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,795,867
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, Prerefunded, 7.25%, 12/1/2035	5,000,000	6,364,000
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	20,907,299
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027, INS: NATL	21,030,000	23,221,957
Series B, 5.0%, 7/1/2032	3,510,000	3,812,211
Series A, 5.5%, 7/1/2039	10,000,000	11,349,800
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	12,588,046
Houston, TX, Utility Systems Revenue, First Lien:
Series D, 5.0%, 11/15/2036	7,000,000	7,821,170
Series B, 5.0%, 11/15/2038	3,370,000	3,795,698
North Texas, Tollway Authority Revenue:
Series C, 5.25%, 1/1/2044	20,000,000	21,127,400
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	7,224,295
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	13,511,830
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	18,259,230
First Tier, 6.0%, 1/1/2043	30,000,000	34,481,100
North Texas, Tollway Authority Revenue, Special Project Systems:
Series D, 5.0%, 9/1/2032	8,000,000	8,971,840
Series A, 6.0%, 9/1/2041	6,675,000	8,094,239
Red River, TX, Health Facilities Development Corp., Retirement Facility Revenue, Sears Methodist Retirement System, Inc., Obligation Group Project, Series A, 5.15%, 11/15/2027	2,274,000	1,734,812
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:
5.0%, 8/15/2036	7,000,000	7,750,330
5.0%, 8/15/2043	9,900,000	10,671,606
5.625%, 8/15/2035	10,000,000	11,170,100
Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, 5.0%, 11/15/2040	19,325,000	20,877,184
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	11,470,000	12,324,974
Series D, 5.0%, 11/1/2035	24,425,000	26,245,639
Series D, AMT, 5.0%, 11/1/2038	19,355,000	20,389,331
Series A, 5.25%, 11/1/2038	20,000,000	21,810,000
Texas, Electric Revenue:
Zero Coupon, 9/1/2017, INS: NATL	5,880,000	5,675,023
ETM, Zero Coupon, 9/1/2017, INS: NATL	120,000	116,972
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016, INS: NATL	8,300,000	8,180,314
Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, 5.25%, 10/1/2051	20,000,000	21,938,800
Texas, Grapevine-Colleyville Independent School District Building:
5.0%, 8/15/2034	6,080,000	6,839,635
5.0%, 8/15/2035	6,130,000	6,870,627
5.0%, 8/15/2036	3,350,000	3,740,979
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2036	19,500,000	21,324,810
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	21,164,800
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.856%***, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	19,800,000	17,408,754
Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	20,000,000	24,759,000
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016, INS: NATL	375,000	371,535
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021, GTY: The Goldman Sachs Group, Inc.	5,575,000	6,456,185
5.5%, 8/1/2025, GTY: The Goldman Sachs Group, Inc.	2,750,000	3,226,905
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,753,424
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue:
5.0%, 12/15/2030	2,250,000	2,396,318
5.0%, 12/15/2031	4,500,000	4,759,380
5.0%, 12/15/2032	21,215,000	22,128,094
Texas, State Technical University Revenue, Series A, 5.0%, 8/15/2037	5,400,000	5,935,302
		537,311,640
Utah 0.0%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015, INS: AMBAC	405,000	431,256
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	25,059
		456,315
Virginia 0.4%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	5,500,000	6,007,430
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	2,460,000	2,697,218
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	9,070,586
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015, INS: AMBAC	1,270,000	1,300,455
		19,075,689
Washington 3.0%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014, INS: NATL	12,685,000	12,685,000
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: NATL	6,725,000	6,472,207
Port of Seattle, WA, Airport Revenue:
Series A, 5.0%, 8/1/2031	2,000,000	2,243,920
Series A, 5.0%, 8/1/2032	2,500,000	2,793,525
Tacoma, WA, Electric System Revenue, Series A, 5.0%, 1/1/2038	8,280,000	9,222,264
Washington, State General Obligation:
Series 5, Zero Coupon, 1/1/2017, INS: NATL	4,535,000	4,440,037
Series B, 5.0%, 2/1/2033	5,000,000	5,654,050
Series 2011A, 5.0%, 8/1/2033	20,000,000	22,849,600
Series A, 5.0%, 8/1/2035	12,190,000	13,752,514
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	5,240,000	5,419,470
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,430,508
Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, 5.0%, 2/1/2041	18,840,000	19,943,647
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, Prerefunded, 6.75%, 11/15/2041	12,175,000	16,239,624
Washington, State Motor Vehicle Tax-Senior 520, Corridor Toll Program:
Series C, 5.0%, 6/1/2032	7,725,000	8,786,801
Series C, 5.0%, 6/1/2033	6,000,000	6,794,940
Series C, 5.0%, 6/1/2041	11,000,000	12,135,420
		156,863,527
Wisconsin 1.1%
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	7,422,520
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	2,965,000	3,568,644
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	5,185,000	6,266,591
Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, 5.0%, 7/1/2036	8,500,000	9,141,920
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, 5.0%, 8/15/2032	6,940,000	7,593,817
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	7,335,000	8,587,158
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	14,240,066
		56,820,716
Total Municipal Bonds and Notes (Cost $4,494,697,340)		4,928,132,013

Municipal Inverse Floating Rate Notes (c) 11.9%
California 2.3%
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (d)	5,236,056	6,060,618
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (d)	3,742,268	4,331,591
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (d)	3,118,557	3,609,660
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.983%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (d)	15,620,000	17,917,702
Trust: California, University of California Revenues, Series 3368-2, 144A, 19.17%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (d)	30,000,000	34,642,200
Trust: Los Angeles, CA, Series 3371-2, 144A, 19.67%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (d)	30,000,000	35,866,200
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.76%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (d)	14,997,001	16,722,901
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.757%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		119,150,872
District of Columbia 0.5%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (d)	22,000,000	26,103,660
Trust: District of Columbia, Series 3369, 144A, 20.17%, 6/1/2017, Leverage Factor at purchase date: 4 to 1
Florida 1.4%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (d)	30,130,000	34,235,207
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 43.959%, 7/1/2015, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (d)	3,740,000	4,189,273
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (d)	3,915,000	4,385,296
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (d)	4,122,500	4,617,722
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (d)	4,317,500	4,836,146
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (d)	16,470,000	18,448,484
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.371%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		70,712,128
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (d)	3,023,487	3,467,854
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (d)	3,300,848	3,785,979
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (d)	3,663,166	4,201,549
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.408%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,455,382
Massachusetts 1.6%
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (d)	20,000,000	23,376,200
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 10.11%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (d)	7,825,000	8,874,037
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (d)	3,000,000	3,402,187
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (d)	2,750,000	3,118,671
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 15.118%, 8/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (d)	20,000,000	22,321,100
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 43.97%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (d)	20,000,000	22,321,100
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 43.97%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
		83,413,295
Nevada 1.3%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (d)	6,252,645	6,995,573
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (d)	6,565,277	7,345,352
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (d)	6,372,122	7,129,247
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.753%, 6/1/2016, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (d)	16,118,519	18,065,499
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (d)	16,841,398	18,875,695
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (d)	10,876,807	12,190,632
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.171%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
		70,601,998
New York 1.0%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (d)	27,925,000	31,361,620
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 18.31%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024, INS: AGMC (d)	19,425,000	21,901,244
Trust: New York, NY, Series 2008-1131, 144A, 9.342%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
		53,262,864
North Carolina 0.4%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (d)	20,000,000	22,573,000
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 18.14%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
Ohio 0.7%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (d)	8,725,000	9,950,604
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (d)	8,725,000	9,950,605
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 18.16%, 9/1/2015, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (d)	6,032,233	6,679,798
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (d)	10,287,087	11,391,414
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.619%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		37,972,421
Tennessee 1.4%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (d)	20,800,000	23,902,112
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 18.23%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (d)	21,610,075	24,831,499
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 18.238%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (d)	21,793,305	25,044,557
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 18.225%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
		73,778,168
Texas 1.1%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (d)	10,000,000	11,378,900
Trust: Dallas, TX, Water Works & Sewer Systems Revenue, Series 3742, 144A, 9.41%, 4/1/2018, Leverage Factor at purchase date: 2 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (d)	5,500,000	6,178,480
Trust: Texas, Puttable Floating Option Tax Exempt Receipts, Series 4692, 144A, 9.28%, 10/1/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (d)	3,000,000	3,358,845
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (d)	7,425,000	8,313,142
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (d)	6,540,000	7,322,282
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (d)	7,000,000	7,837,305
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.372%, 8/1/2015, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (d)	10,000,000	11,258,900
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 19.02%, 7/15/2015, Leverage Factor at purchase date: 4 to 1
		55,647,854
Total Municipal Inverse Floating Rate Notes (Cost $554,029,945)		624,671,642

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,048,727,285)†	105.9	5,552,803,655
Other Assets and Liabilities, Net	(5.9)	(307,976,463)
Net Assets	100.0	5,244,827,192

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2014.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2014.

† The cost for federal income tax purposes was $4,662,923,366. At May 31, 2014, net unrealized appreciation for all securities based on tax cost was $513,874,473. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $532,880,603 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,006,130.

(a) When-issued security.

(b) At May 31, 2014, this security has been pledged, in whole or in part, as collateral for tender option bond trust.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(d) Security forms part of the below tender option bond trust. The Fund accounts for these trusts as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$—	$5,552,803,655	$—	$5,552,803,655
Total	$—	$5,552,803,655	$—	$5,552,803,655

There have been no transfers between fair value measurement levels during the year ended May 31, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014
Assets
Investments in securities, at value (cost $5,048,727,285)	5,552,803,655
Receivable for investments sold	1,965,000
Receivable for Fund shares sold	5,440,865
Interest receivable	74,226,303
Due from Advisor	57,637
Other assets	87,257
Total assets	5,634,580,717
Liabilities
Cash overdraft	1,114,154
Payable for investments purchased — when-issued security	2,597,500
Payable for Fund shares redeemed	2,939,543
Payable for floating rate notes issued	376,005,816
Distributions payable	2,852,598
Accrued management fee	1,432,710
Accrued Trustees' fees	51,663
Other accrued expenses and payables	2,759,541
Total liabilities	389,753,525
Net assets, at value	$5,244,827,192
Net Assets Consist of
Undistributed net investment income	3,810,392
Net unrealized appreciation (depreciation) on investments	504,076,370
Accumulated net realized gain (loss)	(117,909,794)
Paid-in capital	4,854,850,224
Net assets, at value	$5,244,827,192

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,993,800,223 ÷ 214,474,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30
Maximum offering price per share (100 ÷ 97.25 of $9.30)	$9.56
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,038,134 ÷ 219,190 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($241,986,298 ÷ 26,031,574 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30
Class S Net Asset Value, offering and redemption price per share ($2,911,464,412 ÷ 312,761,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.31
Institutional Class Net Asset Value, offering and redemption price per share ($95,538,125 ÷ 10,277,127 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2014
Investment Income
Income: Interest	$260,189,095
Expenses: Management fee	16,936,246
Administration fee	5,232,626
Services to shareholders	6,537,110
Distribution and service fees	7,348,706
Custodian fee	50,832
Professional fees	148,492
Reports to shareholders	161,762
Registration fees	228,120
Trustees' fees and expenses	208,115
Interest expense and fees on floating rate notes issued	2,469,779
Other	252,399
Total expenses before expense reductions	39,574,187
Expense reductions	(1,214,182)
Total expenses	38,360,005
Net investment income	221,829,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(54,064,900)
Change in net unrealized appreciation (depreciation) on investments	(32,642,137)
Net gain (loss)	(86,707,037)
Net increase (decrease) in net assets resulting from operations	$135,122,053

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2014
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$135,122,053
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(1,696,968,381)
Net amortization of premium/(accretion of discount)	(3,483,741)
Proceeds from sales and maturities of long-term investments	2,187,859,841
(Increase) decrease in interest receivable	569,569
(Increase) decrease in other assets	(31,501)
(Increase) decrease in receivable for investments sold	(95,000)
Increase (decrease) in payable for investments purchased — when-issued securities	(31,506,673)
Increase (decrease) in other accrued expenses and payables	(1,071,260)
Change in unrealized (appreciation) depreciation on investments	32,642,137
Net realized (gain) loss from investments	54,064,900
Cash provided (used) by operating activities	677,101,944
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	1,114,154
Proceeds from shares sold	1,714,966,016
Payments for shares redeemed	(2,326,323,389)
Distributions paid (net of reinvestment of distributions)	(60,528,170)
Increase (decrease) in payable for floating rate notes issued	(7,130,000)
Cash provided (used) by financing activities	(677,901,389)
Increase (decrease) in cash	(799,445)
Cash at beginning of period	799,445
Cash at end of period	$—
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$158,041,337
Interest expense and fees on floating rate notes issued	$(2,469,779)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$221,829,090	$218,882,062
Net realized gain (loss)	(54,064,900)	15,119,094
Change in net unrealized appreciation (depreciation)	(32,642,137)	(28,574,231)
Net increase (decrease) in net assets resulting from operations	135,122,053	205,426,925
Distributions to shareholders from: Net investment income: Class A	(82,390,276)	(90,228,876)
Class B	(74,591)	(98,042)
Class C	(8,430,092)	(9,025,287)
Class S	(122,039,404)	(109,265,626)
Institutional Class	(6,177,359)	(7,448,069)
Net realized gains: Class A	—	(1,034,762)
Class B	—	(1,438)
Class C	—	(130,667)
Class S	—	(1,176,038)
Institutional Class	—	(81,855)
Total distributions	(219,111,722)	(218,490,660)
Fund share transactions: Proceeds from shares sold	1,706,447,830	1,455,504,479
Reinvestment of distributions	158,041,337	155,654,695
Payments for shares redeemed	(2,309,425,202)	(880,520,357)
Net increase (decrease) in net assets from Fund share transactions	(444,936,035)	730,638,817
Increase (decrease) in net assets	(528,925,704)	717,575,082
Net assets at beginning of period	5,773,752,896	5,056,177,814
Net assets at end of period (including undistributed net investment income of $3,810,392 and $1,403,241, respectively)	$5,244,827,192	$5,773,752,896

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.40	$9.40	$8.82	$9.08	$8.68
Income from investment operations: Net investment income	.37	.37	.41	.42	.43
Net realized and unrealized gain (loss)	(.10)	(.00 )*	.58	(.26)	.41
Total from investment operations	.27	.37	.99	.16	.84
Less distributions from: Net investment income	(.37)	(.37)	(.41)	(.42)	(.43)
Net realized gains	—	(.00 )*	. (.00)*	(.00 )*	(.01)
Total distributions	(.37)	(.37)	(.41)	(.42)	(.44)
Net asset value, end of period	$9.30	$9.40	$9.40	$8.82	$9.08
Total Return (%)a	3.08	4.01	11.48	1.88	9.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,994	2,360	2,149	1,833	1,881
Ratio of expenses (including interest expense) (%)b	.81	.80	.82	.83	.81
Ratio of expenses (excluding interest expense) (%)	.76	.75	.76	.75	.74
Ratio of net investment income (%)	4.16	3.94	4.54	4.86	4.86
Portfolio turnover rate (%)	30	34	27	24	37
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.40		$9.40	$8.82	$9.08	$8.68
Income from investment operations: Net investment income	.30		.29	.33	.35	.35
Net realized and unrealized gain (loss)	(.10)		(.00 )*	.58	(.26)	.41
Total from investment operations	.20		.29	.91	.09	.76
Less distributions from: Net investment income	(.30)		(.29)	(.33)	(.35)	(.35)
Net realized gains	—		(.00 )*	(.00 )*	(.00 )*	(.01)
Total distributions	(.30)		(.29)	(.33)	(.35)	(.36)
Net asset value, end of period	$9.30		$9.40	$9.40	$8.82	$9.08
Total Return (%)a	2.25	b	3.14	10.57	1.05	8.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	3	4	6
Ratio of expenses before expense reductions (including interest expense) (%)c	1.62		1.63	1.63	1.64	1.64
Ratio of expenses after expense reductions (including interest expense) (%)c	1.62		1.63	1.63	1.64	1.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57		1.58	1.57	1.56	1.57
Ratio of net investment income (%)	3.35		3.12	3.74	4.04	4.03
Portfolio turnover rate (%)	30		34	27	24	37
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.40	$9.40	$8.81	$9.08	$8.68
Income from investment operations: Net investment income	.30	.30	.34	.35	.36
Net realized and unrealized gain (loss)	(.10)	(.00 )*	.59	(.27)	.41
Total from investment operations	.20	.30	.93	.08	.77
Less distributions from: Net investment income	(.30)	(.30)	(.34)	(.35)	(.36)
Net realized gains	—	(.00 )*	(.00 )*	(.00 )*	(.01)
Total distributions	(.30)	(.30)	(.34)	(.35)	(.37)
Net asset value, end of period	$9.30	$9.40	$9.40	$8.81	$9.08
Total Return (%)a	2.28	3.21	10.77	.98	8.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	319	237	143	121
Ratio of expenses (including interest expense) (%)b	1.59	1.58	1.59	1.61	1.60
Ratio of expenses (excluding interest expense) (%)	1.54	1.53	1.53	1.53	1.53
Ratio of net investment income (%)	3.37	3.15	3.76	4.08	4.07
Portfolio turnover rate (%)	30	34	27	24	37
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.41		$9.41	$8.83	$9.09	$8.69
Income from investment operations: Net investment income	.39		.39	.42	.44	.44
Net realized and unrealized gain (loss)	(.10)		(.00 )*	.58	(.26)	.41
Total from investment operations	.29		.39	1.00	.18	.85
Less distributions from: Net investment income	(.39)		(.39)	(.42)	(.44)	(.44)
Net realized gains	—		(.00 )*	(.00 )*	(.00 )*	(.01)
Total distributions	(.39)		(.39)	(.42)	(.44)	(.45)
Net asset value, end of period	$9.31		$9.41	$9.41	$8.83	$9.09
Total Return (%)	3.29	a	4.19	11.67	2.07	10.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,911		2,887	2,549	2,301	2,081
Ratio of expenses before expense reductions (including interest expense) (%)b	.66		.62	.64	.64	.62
Ratio of expenses after expense reductions (including interest expense) (%)b	.62		.62	.64	.64	.62
Ratio of expenses after expense reductions (excluding interest expense) (%)	.57		.57	.58	.56	.55
Ratio of net investment income (%)	4.36		4.12	4.72	5.05	5.05
Portfolio turnover rate (%)	30		34	27	24	37
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.40	$9.40	$8.82	$9.08	$8.68
Income from investment operations: Net investment income	.39	.39	.43	.44	.45
Net realized and unrealized gain (loss)	(.10)	(.00 )*	.58	(.26)	.41
Total from investment operations	.29	.39	1.01	.18	.86
Less distributions from: Net investment income	(.39)	(.39)	(.43)	(.44)	(.45)
Net realized gains	—	(.00 )*	(.00 )*	(.00 )*	(.01)
Total distributions	(.39)	(.39)	(.43)	(.44)	(.46)
Net asset value, end of period	$9.30	$9.40	$9.40	$8.82	$9.08
Total Return (%)	3.31	4.25	11.79	2.13	10.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	204	117	38	36
Ratio of expenses (including interest expense) (%)a	.55	.57	.56	.59	.57
Ratio of expenses (excluding interest expense) (%)	.50	.52	.50	.51	.50
Ratio of net investment income (%)	4.38	4.17	4.78	5.09	5.09
Portfolio turnover rate (%)	30	34	27	24	37
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. The floating rate notes issued by the Trust are valued at cost, which approximates fair value. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds. In connection with these agreements, securities and/or cash may be pledged as collateral.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2014 was $381,690,282, with a weighted average interest rate of 0.65%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2014, the Fund had net tax basis capital loss carryforwards of approximately $123,830,000, including $1,746,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first, and approximately $122,084,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($95,891,000) and long-term losses ($26,193,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floater transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$4,585,794
Undistributed ordinary income*	$2,077,196
Capital loss carryforward	$(123,830,000)
Net unrealized appreciation (depreciation) on investments	$513,874,473

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2014	2013
Distributions from tax-exempt income	$219,111,722	$216,065,900
Distributions from ordinary income*	$—	$2,424,760

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2014.

B. Purchases and Sales of Securities

During the year ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $1,696,968,381 and $2,187,859,841, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.81%
Class B	1.56%
Class C	1.56%
Class S	.56%
Institutional Class	.56%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2014, the Administration Fee was $5,232,626, of which $442,479 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2014
Class A	$262,632	$—	$57,745
Class B	918	120	453
Class C	23,293	—	4,640
Class S	662,196	662,196	—
Institutional Class	5,024	—	735
	$954,063	$662,316	$63,573

In addition, for the year ended May 31, 2014, the Advisor reimbursed the Fund $551,866 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class B	$16,969	$1,314
Class C	1,903,096	152,977
	$1,920,065	$154,291

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2014	Annual Effective Rate
Class A	$4,788,798	$792,502	.24%
Class B	5,557	882	.25%
Class C	634,286	103,490	.25%
	$5,428,641	$896,874

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2014 aggregated $70,409.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2014, the CDSC for Class B and C shares aggregated $5,060 and $79,395, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2014, DIDI received $89,072 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,569, of which $10,853 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,347,919	$263,042,398	51,664,613	$492,848,473
Class B	262	2,309	10,256	97,492
Class C	4,245,436	38,213,666	13,269,115	126,549,176
Class S	148,059,910	1,319,331,629	74,007,978	706,295,817
Institutional Class	9,601,224	85,857,828	13,657,554	129,713,521
		$1,706,447,830		$1,455,504,479
Shares issued to shareholders in reinvestment of distributions
Class A	7,606,545	$67,949,770	7,899,704	$75,255,746
Class B	7,644	68,275	9,454	90,071
Class C	749,675	6,695,122	743,095	7,080,783
Class S	8,639,745	77,598,047	6,937,441	66,184,838
Institutional Class	643,746	5,730,123	738,708	7,043,257
		$158,041,337		$155,654,695
Shares redeemed
Class A	(73,685,768)	$(656,597,294)	(36,995,400)	$(352,574,363)
Class B	(93,438)	(838,422)	(79,943)	(759,850)
Class C	(12,967,473)	(115,578,509)	(5,264,670)	(50,171,138)
Class S	(150,833,247)	(1,342,022,008)	(44,848,426)	(427,771,466)
Institutional Class	(21,668,086)	(194,388,969)	(5,168,275)	(49,243,540)
		$(2,309,425,202)		$(880,520,357)
Net increase (decrease)
Class A	(36,731,304)	$(325,605,126)	22,568,917	$215,529,856
Class B	(85,532)	(767,838)	(60,233)	(572,287)
Class C	(7,972,362)	(70,669,721)	8,747,540	83,458,821
Class S	5,866,408	54,907,668	36,096,993	344,709,189
Institutional Class	(11,423,116)	(102,801,018)	9,227,987	87,513,238
		$(444,936,035)		$730,638,817

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Managed Municipal Bond Fund will be renamed Deutsche Managed Municipal Bond Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2014, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,071.50	$1,067.20	$1,067.40	$1,072.50	$1,072.40
Expenses Paid per $1,000*	$4.18	$8.30	$8.20	$3.15	$2.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,020.89	$1,016.90	$1,017.00	$1,021.89	$1,022.24
Expenses Paid per $1,000*	$4.08	$8.10	$8.00	$3.07	$2.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund†	.81%	1.61%	1.59%	.61%	.54%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.05% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2014, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Managed Municipal Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	104	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	104	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	104	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	104	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6,9 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of June 16, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMBF-2
(R-027920-3 7/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$87,235	$0	$0	$0
2013	$101,703	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$51,500	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$66,535	$0	$66,535
2013	$0	$51,500	$0	$51,500

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014